Redeemable Preferred Stock	12 Months Ended
Dec. 31, 2017
Temporary Equity [Abstract]
Redeemable Preferred Stock
REDEEMABLE PREFERRED STOCK
On October 1, 2015, the Company redeemed its Series A preferred stock with a par value of $1.00 per share and a liquidation preference of $1,000 per share. The 10,510 shares outstanding were redeemed at the redemption price of $1,000 per share for $10.5 million. Prior to redemption, dividends on the Series A preferred stock were payable four times a year at the annual rate of $80.00 per share and in preference to any dividends on the Company’s common stock. The Series A preferred stock was not convertible into any other security of the Company, and the holders thereof had no voting rights except with respect to any proposed changes in the preferences and special rights of such stock.